                                                                   Exhibit 10.42

                                     FORM OF
                              AMENDED AND RESTATED
                      PROPERTY INSURANCE SHARING AGREEMENT


      THIS AMENDED AND RESTATED PROPERTY INSURANCE SHARING AGREEMENT (the "AGREEMENT") is entered into as of _________, 2003 by and among MAGUIRE PROPERTIES, L.P., a Maryland limited partnership (the "OPERATING PARTNERSHIP"); NORTH TOWER, LLC, a Delaware limited liability company ("NORTH TOWER"); MAGUIRE PARTNERS-355 S. GRAND, LLC, a Delaware limited liability company ("355 SOUTH GRAND"), LIBRARY SQUARE ASSOCIATES, LLC, a California limited liability company ("LIBRARY"); MAGUIRE PARTNERS-555 WEST FIFTH, LLC, a California limited liability company ("555 WEST Fifth"); MAGUIRE PARTNERS-611 N. BRAND, LLC, a Delaware limited liability company ("611 N. BRAND"); MAGUIRE PARTNERS-808 SOUTH OLIVE, LLC, a California limited liability company ("MP 808"); MAGUIRE PARTNERS-SOLANA, L.P., a Texas limited partnership ("SOLANA"); MAGUIRE PARTNERS-SOLANA LAND, L.P., a Texas limited partnership ("SOLANA LAND"); MAGUIRE/CERRITOS I, LLC ("CERRITOS"), a Delaware limited liability company MAGUIRE PARTNERS-1733 OCEAN, LLC, a California limited liability company ("Ocean"); MAGUIRE PARTNERS-385 COLORADO, LLC, a Delaware limited liability company ("385 COLORADO"); PLAYA VISTA-WATER'S EDGE, LLC, a Delaware limited liability company ("WATER'S EDGE"); MAGUIRE PARTNERS-740 SOUTH OLIVE, a California limited partnership ("740 S. OLIVE"); MAGUIRE THOMAS PARTNERS-17th & GRAND, LTD., a California limited partnership ("17TH & GRAND"); and MAGUIRE PROPERTIES SERVICES, INC., a Maryland corporation (the "SERVICES COMPANY" or the "MANAGER"). Each of the Operating Partnership, North Tower, 355 South Grand, Library, 555 West Fifth, 611 N. Brand, MP 808, Solana, Solana Land, Cerritos, Ocean, 385 Colorado, Water's Edge, 740 S. Olive and 17th & Grand may be referred to herein individually as a "PARTNERSHIP," and may be referred to collectively as the "PARTNERSHIPS."

                                    RECITALS

      WHEREAS, each of the Partnerships owns and/or leases, or will own and/or lease upon the consummation of the Formation Transactions (as defined below), the land and improvements set forth below, each of which is more specifically described on Schedule 1 attached hereto (each, a "PROJECT", and collectively, the "PROJECTS"):

      PARTNERSHIP            PROJECT
      Operating Partnership  Plaza Las Fuentes
                             Glendale Center - Phase II
                             Corporate Office
      North Tower            Wells Fargo Tower (Wells Fargo Center North)
      355 South Grand        KPMG Tower (Wells Fargo Center South)
      Library                Library Tower
      555 West Fifth         Gas Company Tower
      611 N. Brand           Glendale Center

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      MP 808                 808 South Olive
      Solana                 Solana
      Solana Land            Solana Land
      Cerritos               Cerritos Corporate Center Phase I and II
      Ocean                  1733 Ocean Avenue
      385 Colorado           Plaza Las Fuentes-Phase II
      Water's Edge           Playa Vista-Water's Edge
      740 S. Olive           740/737 South Olive
      17th & Grand           Grand Garage

      WHEREAS, pursuant to that certain Property Insurance Sharing Agreement dated March 31, 1997, as amended on April 1, 2000, April 1, 2002 and April 1, 2003 (collectively, the "PRIOR AGREEMENT"), certain of the Partnerships (or their predecessor entities), together with certain other entities ("PRIOR PARTNERSHIPS") that from time to time joined or withdrew from the Prior Agreement, agreed to obtain certain blanket policies of insurance with respect to all Projects then owned by such Partnerships and Prior Partnerships, and to empower Maguire Partners Development, Ltd. ("DEVELOPMENT") to procure such policies of insurance.

      WHEREAS, in connection with a proposed initial public offering (the "OFFERING") of common stock of Maguire Properties, Inc., a Maryland corporation and the general partner and sole stockholder, respectively, of the Operating Partnership and the Services Company (the "REIT"), the REIT, the Operating Partnership, the Services Company and certain of the Partnerships and/or their affiliates (the "PROPERTY ENTITIES") will engage in formation transactions (the "FORMATION TRANSACTIONS") pursuant to which the direct or indirect ownership of certain of the Projects will be consolidated in the Operating Partnership and the general management of all of the Projects except for 740 South Olive, Water's Edge and Cerritos will be undertaken by the Operating Partnership and/or the Services Company pursuant to management agreements.

      WHEREAS, in connection with the Offering, certain of the Partnerships have granted options to the Operating Partnership, the exercise of which will result in the transfer to or consolidation in the Operating Partnership of direct or indirect ownership interests in the Projects currently owned and/or leased by such Partnerships (each, an "OPTION TRANSACTION" and, collectively, the "OPTION TRANSACTIONS").

      WHEREAS, the Partnerships have determined that it is in the best interest of each of them to amend and restate the Prior Agreement in its entirety, effective as of the consummation of the Formation Transactions, in order to (i) continue the Prior Agreement on the terms set forth herein, (ii) add the Operating Partnership, Solana Land and 385 Colorado as a party to, and Partnership under, the Agreement, (iii) substitute the Services Company (the Manager under the Prior Agreement) for Development as the "Manager" hereunder and (iv) provide for certain amendments to this Agreement, without the need for further action by any of the parties hereto, in the event that certain Option Transactions are consummated.

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is

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hereby acknowledged, the Partnerships hereby amend and restate the Prior
Agreement in its entirety as follows:

1.    INSURANCE PROCUREMENT.

      1.1 DUTY OF MANAGER. Subject to and upon the consummation of the Formation Transactions, each of the Partnerships hereby appoints the Services Company as its and their agent and representative, and shall cause the Services Company to procure and continue in force on behalf of the Partnerships such policies of insurance on the Projects as the Services Company shall determine to be necessary or appropriate from time to time; provided, however, that such policies of insurance shall at all times comply with all requirements (i) set forth under any management agreement between a Partnership and the Services Company or, as applicable, another management company or other third party manager (each, a "MANAGEMENT AGREEMENT") and (ii) by any lender or lessor of a Partnership as set forth in any deeds of trust, mortgages and other secured loan documents, security agreements, ground or other leases and other loan, lease or guaranty agreements as the Partnerships may enter into with respect to the Projects from time to time. The Partnerships agree that such policies of insurance may include, without limitation, property, casualty, terrorism, fire, extended coverage, earthquake and flood, boiler and machinery, rent loss and liability insurance policies. In its capacity as agent and representative of the Partnerships pursuant to this Section 1.1, the Services Company shall be referred to herein as "MANAGER" and, subject to and upon the consummation of the Formation Transactions, Development shall no longer be a party to this Agreement or the Manager hereunder.

      1.2 POLICY TYPE. The Partnerships agree that Manager has the authority to procure blanket insurance ("COMMON BENEFIT INSURANCE") with respect to all Projects in accordance with this Agreement. All insurance policies maintained by Manager hereunder shall be issued by responsible insurance companies, and shall insure both the owner of the insured Project and Manager, as their interests appear.

      1.3 CONSIDERATIONS. Subject to Section 1.7 below, any determination to be made by Manager pursuant to Sections 1.1 and 1.2 above shall be based upon, in addition to such other factors and considerations as Manager may deem to be appropriate, (i) the nature and amount of insurance coverage maintained with respect to similar properties located in the areas in which the Projects are located, (ii) insurance requirements set forth in third party agreements, including, but not limited to, office and retail leases and loan agreements entered into with respect to the respective Projects and (iii) the condition of and limitations imposed by the insurance underwriting market with respect to the availability of insurance coverage. In connection with the foregoing, each Partnership agrees that it shall provide to Manager promptly upon request a true and complete copy of each Management Agreement, mortgage, loan, lease, security agreement and/or other third party agreement to which such Partnership is a party and which contains any insurance requirement with respect to the Project(s) owned and/or leased by such Partnership.

      1.4 BINDING EFFECT. The exercise in good faith of all discretion conferred upon Manager pursuant to the terms of this Agreement shall be binding upon each of the Partnerships.

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      1.5 RELIANCE UPON BROKER. The Partnerships authorize and direct Manager to employ a nationally recognized insurance brokerage firm to assist in the performance of its duties hereunder, and Manager shall be entitled to rely in good faith upon any advice given by such brokerage firm with respect to availability of coverages, rates, policy terms, allocations of premiums and coverages, the insurable value of each of the Projects and other similar matters.

      1.6 PRESENTATION OF CLAIMS. Manager shall have no obligation to present claims for payment of insured losses to insurance carriers, pursue such claims until final resolution or take other similar actions except as set forth in any applicable Management Agreement between Manager and a Partnership; provided, however, that in the event that Manager is not the property manager of a Project, Manager shall cooperate with and assist the property manager of such Project with respect to such property manager's presentation and pursuit of claims for payment of insured losses with respect to such Project. The Partnerships authorize Manager to employ independent insurance adjusters and other independent contractors as may be reasonably necessary to effect loss recovery pursuant to its duties under any Management Agreement or, as applicable, to assist any other management company in effecting loss recovery, in each case as determined in good faith by Manager. To the extent the cost thereof is not paid by the insurers, such cost shall be borne as set forth in
Section 2.1 below.

      1.7 INITIAL COMMON BENEFIT INSURANCE. The parties agree that the Common Benefit Insurance outlined on Schedules 2, 3 and 4 attached hereto is appropriate for the first year, or portion thereof, following the effective date of this Agreement, and is hereby ratified and approved by the Partnerships.

2.    ALLOCATION OF COSTS AND PROCEEDS.

      2.1 COST OF LOSS RECOVERY AND SEPARATE INSURANCE. The premiums and other costs for any separate policies of insurance, if any, procured hereunder with respect to any individual Project shall be paid by the insured Partnership. Any costs or expenses incurred by Manager with respect to the presentation or pursuit of claims under any such separate insurance or with respect to Manager's assistance of another property manager in the presentation and pursuit of such claims, shall be paid by the insured Partnership. Any costs or expenses incurred by Manager with respect to the presentation or pursuit of claims under any Common Benefit Insurance shall, if such claims are pursued for the benefit of only one Partnership, be paid by such insured Partnership, and, if such claims are pursued for the benefit of more than one Partnership, shall be paid by such Partnership in proportion to their respective shares of the premium cost for Common Benefit Insurance as set forth in Section 2.2 below. All payments required hereunder shall be made at the times and in the manner set forth in
Article 3 below.

      2.2 COST OF COMMON BENEFIT INSURANCE. The premiums and other costs for Common Benefit Insurance procured by Manager under this Agreement shall be paid by the Partnerships in accordance with the methodology shown on Schedules 2 and 4 attached hereto.

      2.3 DISTRIBUTION OF INSURANCE PROCEEDS.

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            (a) If the Partnerships are maintaining separate insurance policies at the time of an insured loss or occurrence, the proceeds of each such separate policy, to the extent payable thereunder, shall be payable solely to the Partnership insured by such policy.

            (b) In the event that a single Partnership sustains an insured loss within the coverage provided by any Common Benefit Insurance, then the total amount of insurance proceeds paid as a result of such loss shall be distributed to the Partnership which sustains the loss. Subject to Section 2.4 below, in the event that more than one Project should together sustain an insured loss within the coverage afforded by any Common Benefit Insurance from the same event or casualty, then, provided that the total amount of such loss does not exceed the coverage provided by such Common Benefit Insurance after taking into consideration deductible amounts and excluded items, the total amount of insurance proceeds paid as a result thereof shall be allocated among such Projects based upon the portion of the loss sustained by each such Project. Subject to Section 2.4 below, if the total amount of such loss exceeds the coverage provided by such Common Benefit Insurance, after taking into consideration deductible amounts and excluded items, the total amount of insurance proceeds paid as a result of such loss shall be allocated among such Projects in the same manner as the cost of Common Benefit Insurance is allocated among the Projects under Section 2.2 above; provided, however, in no event shall the amount of proceeds from such Common Benefit Insurance allocated to any Project exceed the amount of the loss incurred by such Project, and any proceeds otherwise allocable to any Project in excess of the loss it incurred shall be allocated to the other Projects. Schedules 3 and 4 attached hereto set forth the coverage available to each Project under the Initial Common Benefit Insurance obtained pursuant to this Agreement.

      2.4 EARTHQUAKE AND TERRORISM COVERAGE - DISTRIBUTION.

            (a) EARTHQUAKE. Insurance proceeds from any Common Benefit Insurance for earthquake loss shall be paid in accordance with Section 2.3(b) above, subject to the remaining provisions of this Section 2.4(a). First, no Partnership shall be entitled to receive earthquake insurance proceeds unless it sustains earthquake damage to non-excluded items which is in excess of the applicable insurance coverage deductibles, subject to Section 2.5 below. Then, each Partnership shall be entitled to receive earthquake insurance proceeds in the amount allocated to its Project for each policy period in accordance with this Agreement, which, with respect to the Initial Common Benefit Insurance, is set forth on Schedule 3 hereto. A Partnership shall be entitled to receive earthquake insurance proceeds in excess of the amount of earthquake insurance coverage allocated to its Project in accordance with this Agreement ("EXCESS PROCEEDS"), but no such Excess Proceeds shall be paid to a Partnership until the date (the "FINAL DATE") which is the later of thirty (30) days after expiration of the policy period of the applicable earthquake insurance and the date all earthquake loss determinations for all Projects are final for the policy period of the applicable earthquake insurance. On the Final Date, the amount of Excess Proceeds to which each Partnership is entitled shall be determined, and shall equal the total Excess Proceeds available to all Projects multiplied by a fraction, the numerator of which is earthquake loss suffered by such Partnership on its Project in excess of the earthquake insurance coverage allocated to such Project in accordance with this Agreement, and the denominator of which is the aggregate of such earthquake losses suffered by all Partnerships on each Project in excess of the insurance coverage allocated to each such Project in accordance with this Agreement. For purposes hereof, final loss determinations shall be conclusively determined by


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an independent, qualified adjuster selected by Manager in good faith. Excess
Proceeds may be distributed prior to the Final Date (but only after the expiration of the policy period of the applicable earthquake insurance) to a particular Partnership if its Project is the only Project which has suffered earthquake loss during such policy period, or to a Partnership or more than one Partnership if no such Partnership is assured of receiving more than its allocable share of Excess Proceeds as determined under this Section 2.4. Excess Proceeds shall be pursued and obtained by Manager as the same may be available under the policies of insurance and, to the extent not immediately distributable under this Section 2.4, shall be held for the benefit of the Partnerships as set forth above in a separate interest bearing reserve account as deemed appropriate by Manager in the good faith exercise of its reasonable business judgment. Interest earned on such Excess Proceeds shall be distributed to each Partnership in proportion to the amount of the Excess Proceeds received by each such Partnership at the time such Excess Proceeds are distributed.

            (b) TERRORISM. Insurance proceeds from any Common Benefit Insurance for terrorism loss shall be paid in accordance with Section 2.3(b) above, subject to the remaining provisions of this Section 2.4(b). First, no Partnership shall be entitled to receive terrorism insurance proceeds unless it sustains terrorism damage to non-excluded items which is in excess of the applicable insurance coverage deductibles. Then, each Partnership shall be entitled to receive terrorism insurance proceeds in the amount allocated to its Project for each policy period in accordance with this Agreement, which is set forth on Schedule 3 hereto. A Partnership shall be entitled to receive terrorism insurance proceeds in excess of the amount of terrorism insurance coverage allocated to its Project in accordance with this Agreement ("EXCESS TERRORISM INSURANCE PROCEEDS"), but no such Excess Terrorism Insurance Proceeds shall be paid to a Partnership until the date (THE "FINAL TIP DATE") which is the later of thirty (30) days after expiration of the policy period of the applicable terrorism insurance Proceeds to which each Partnership is entitled shall be determined, and shall equal the total Excess Terrorism Insurance Proceeds available to all Projects multiplied by a fraction, the numerator of which is terrorism loss suffered by such Partnership on its Project in excess of the terrorism insurance coverage allocated to such Project in accordance with this Agreement, and the denominator of which is the aggregate of such terrorism losses suffered by all Partnerships on each Project in excess of the insurance coverage allocated to each such Project in accordance with this Agreement. For purposes hereof, final loss determinations shall be conclusively determined by an independent, qualified adjuster selected by Manager in good faith. Excess Terrorism Insurance Proceeds may be distributed prior to the Final TIP Date (but only after the expiration of the policy period of the applicable terrorism insurance) to a particular Partnership if its Project is the only Project which has suffered terrorism loss during such policy period, or to a Partnership or more than one Partnership if no such Partnership is assured of receiving more than its allocable share of Excess Terrorism Insurance Proceeds as determined under this Section 2.4(b). Excess Terrorism Insurance Proceeds shall be pursued and obtained by Manager as the same may be available under the policies of insurance and, to the extent not immediately distributable under this Section 2.4(b), shall be held for the benefit of the Partnerships as set forth above in a separate interest bearing reserve account as deemed appropriate by Manager in the good faith exercise of its reasonable business judgment. Interest earned on such Excess Terrorism Insurance Proceeds shall be distributed to each Partnership in proportion to the amount of the Excess Terrorism Insurance Proceeds received by each such Partnership at the time such Excess Terrorism Insurance Proceeds are distributed.

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      2.5 ALLOCATION OF DEDUCTIBLE AMOUNTS AND EXCLUDED ITEMS.

            (a) Other than in connection with earthquake or terrorism loss, deductible amounts and excluded items with respect to all Common Benefit Insurance shall be allocated, in the event of a loss within the coverage afforded by such Common Benefit Insurance, to the Project suffering the loss. Deductible amounts under the Initial Common Benefit Insurance typically are $25,000 per occurrence per property, for other than earthquake, flood and terrorism loss.

            (b) With respect to earthquake and terrorism loss, deductible amounts and excluded items with respect to all Common Benefit Insurance shall be allocated, in the event of a loss within the coverage afforded by such Common Benefit Insurance, to the Project suffering the loss. However, earthquake and terrorism insurance deductibles are calculated as a percentage of insured value for each Project and are subject to a maximum deductible amount for each occurrence in the aggregate with respect to all Projects (under the Initial Common Benefit Insurance, for example, the earthquake insurance deductible is 5 percent (5%) of the insured value of each Project). Therefore, to the extent any Project may benefit from the maximum aggregate deductible for earthquake or terrorism loss suffered by the Project from any occurrence, such benefit shall be allocated to the Projects suffering loss from such occurrence in proportion to their respective insured values.

3. PAYMENT OF COSTS. The Partnerships each hereby direct Manager, as soon as practicable after the receipt of each premium notice for any policy of insurance procured by Manager hereunder and the receipt of any invoice for any other item of cost related to such insurance, to give written notice to the Partnerships of the amount of such premium or invoice allocable to each such Partnership as determined pursuant to Sections 2.1 and 2.2 above. On or before the last date for payment without penalty stated in such premium notice or invoice, each Partnership shall pay to Manager, or to the insurance broker or insurance company, as directed by Manager, its allocable share of the amount of such premium or invoice, or the entire premium or invoice, in the case of a separate insurance policy insuring such Partnership. Manager shall be entitled to finance the cost of the Common Benefit Insurance obtained hereunder over the policy period of such insurance, in which case the costs thereof for which the Partnerships are responsible shall include all interest, fees and other costs of such financing. Manager shall notify the Partnerships of the periodic payments required under such financing and each Partnership shall pay its allocable share thereof not less than five (5) business days prior to the date each such payment is due.

4. TERM; TERMINATION. Unless the parties hereto agree otherwise, this Agreement shall be effective upon, but only upon, the consummation of the Formation Transactions (the "Effective Date"). Unless terminated earlier, this Agreement shall be in effect from the date of the consummation of the Formation Transactions, or such other date as the parties hereto shall otherwise agree, until March 31, 2007. The parties may extend the term by written amendment hereto. Prior to March 31 of each year (the "Reallocation Date") during the term of this Agreement, Manager shall notify each Partnership of the premium and coverage allocations for the annual period beginning and ending, respectively, on the next two Reallocation Dates (the "Following Year"), specifying such allocations in the forms shown on Schedules 2, 3 and 4 hereto. Such allocations shall replace and supersede in their entirety Schedules 2, 3 and 4 for


                                       7
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such Following Year. Each Partnership shall be entitled to withdraw from this
Agreement upon fifteen (15) days prior written notice to Manager and the other Partnerships. Notwithstanding the foregoing, this Agreement shall terminate as to the participation of any Partnership upon the termination of such Partnership's management agreement with Manager. Each Partnership shall, notwithstanding anything to the contrary contained herein, remain bound by the terms of this Agreement with respect to (a) any premiums earned and expenses incurred prior to the date such termination is effective, (b) any losses suffered prior to the date such termination is effective and (c) the allocations of coverage provided hereunder with respect to such losses. Unearned premiums with respect to coverage which does not continue for a Partnership that has terminated its participation hereunder shall be refunded to such Partnership to the extent that such premiums are received by Manager from insurers following termination of coverage for the Partnership.

5.    GENERAL PROVISIONS.

      5.1 INDEPENDENT CONTRACTOR. It is expressly understood and agreed that Manager acts as an independent contractor in performance of its duties as described herein.

      5.2 NOTICES. All notices, demands, consents and reports provided for in this Agreement shall be in writing and shall be personally served or sent by certified or registered mail, return receipt requested, postage prepaid to the Partnerships at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013, or to such other address as each Partnership may provide to the other by written notice. For purposes of this Agreement, notices will be deemed to have been given upon personal delivery thereof or forty-eight (48) hours after having been deposited in the United States mail, postage prepaid and properly addressed.

      5.3 ATTORNEYS' FEES. If any suit, action or proceeding is instituted in connection with any controversy arising out of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sum as the court may adjudge reasonable as attorneys' fees in such suit, action or proceeding and on any appeal from any judgment or decree entered therein.

      5.4 NON-ASSIGNABILITY. This Agreement and the rights and obligations hereunder, shall be fully assignable by the Manager or the Services Company to an affiliate thereof. Except as set forth in Section 5.5(b) below, this Agreement and the rights and obligations hereunder, shall not be assignable by any other party hereto without the written consent of all of the other parties hereto. Provided, however, that the foregoing shall not extend to assignments required by any insurance carrier in any matter relating to subrogation and shall not extend to an assignment by any Partnership in connection with a sale of its Project or a portion thereof.

      5.5 AMENDMENTS.

            (a) GENERAL. Except as otherwise provided herein all amendments to this Agreement shall be in writing and executed by the party to be charged.

            (b) FORMATION TRANSACTIONS. Upon the consummation of the Formation Transactions, the Operating Partnership will succeed to the ownership interests in Plaza Las Fuentes that are currently held by Maguire Partners-Plaza Las Fuentes, LLC and the ownership interests in Glendale Center-Phase II that are currently held by Maguire Partners-Glendale II, LLC. In connection with the foregoing, the parties hereto acknowledge and agree that, upon the


                                       8
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consummation of the Formation Transactions, each of Maguire Partners-Plaza Las
Fuentes, LLC and Maguire Partners-Glendale II, LLC will cease to be a party to this Agreement and the Operating Partnership will succeed to all of the rights and obligations of each of them under the Prior Agreement.

            (c) OPTION TRANSACTIONS. In order to facilitate the consummation of the Option Transactions if and as necessary, each of the parties hereto agrees that, without further action by any party hereto:

                  (i) upon the closing of an Option Transaction involving Ocean, the Operating Partnership shall succeed to and assume the rights and obligations of Ocean as the Partnership owning the 1733 Ocean Avenue Project, and thereafter Ocean shall no longer be a party to this Agreement or a Partnership hereunder; and

                  (iv) upon the closing of an Option Transaction involving 385 Colorado, the Operating Partnership shall succeed to and assume the rights and obligations of 385 Colorado as the Partnership owning the Plaza Las Fuentes-Phase II Project, and that thereafter 385 Colorado shall no longer be a party to this Agreement or a Partnership hereunder.

      5.6 INTEGRATION. This Agreement supersedes and takes the place of any and all previous agreements, whether oral or written, entered into by or among the Partnerships with respect to the subject matter hereof except the respective Management Agreements with Manager. This Agreement may be executed in one or more counterparts, which, when taken together, shall constitute one original.

      5.7 GOVERNING LAW. This Agreement is executed with respect to Projects located in the State of California and shall be governed by and construed in accordance with the laws of such state.

      5.8 COOPERATION. The Partnerships shall furnish such information and reasonable assistance in presenting or prosecuting any claim for payment under an insurance policy procured by Manager hereunder as may be reasonably requested by Manager.

      5.9 WAIVER OF RIGHTS. The failure of any Partnership to seek redress for violation, or to insist upon the strict performance of any covenant, agreement, provision or condition of this Agreement, shall not constitute a waiver of the terms of such covenant, agreement, provision or condition at any subsequent time, or of the terms of any other covenant, agreement, provision or condition contained in this Agreement.

      5.10 SUCCESSORS AND ASSIGNS. This Agreement and each of the provisions hereof shall be binding upon and inure to the benefit of the Partnerships hereto and their respective heirs, executors, administrators, successors and assigns, subject to Section 5.4 above.

      5.11 SUBORDINATION. This Agreement shall be and remain absolutely and unconditionally subordinate to any valid recorded Deed of Trust on each Project or any part thereof and to any ground lease or other lease of a Project to a Partnership whether already or hereafter recorded.

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      5.12 FURTHER ASSURANCE. The Partnerships hereby agree to take such further action and to execute such other and further documents as may be reasonably necessary to carry out the purposes of this Agreement.

      5.13 APPROVAL OF LENDER. This Agreement, and the obligations of the Partnerships arising herefrom, are subject to the consent of the lenders having a security interest in the Projects or any of them.





                            [Signature Pages Follow]


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      IN WITNESS WHEREOF, the Partnerships have executed this Property Insurance
Sharing Agreement as of the day and year first above written.

"OPERATING PARTNERSHIP"

MAGUIRE PROPERTIES, L.P.
a Maryland limited partnership

By:   MAGUIRE PROPERTIES, INC.
      a Maryland corporation
      Its General Partner

      By:
         ---------------------------
      Name:
           -------------------------
      Title:
            ------------------------



"NORTH TOWER"

NORTH TOWER, LLC
a Delaware limited partnership

By:   NORTH TOWER MANAGER, LLC
      a Delaware limited liability company
      Its Managing Member

      By:   MAGUIRE PARTNERS-BUNKER HILL, LTD.
            a California limited partnership
            Its Administrative Member

            By:   MAGUIRE PARTNERS BGHS, LLC
                  a California limited liability company
                  Its General Partner

                  By:   MAGUIRE PARTNERS SCS, INC.
                        a California corporation
                        Its Manager


                        By:
                           --------------------------
                        Name:
                             ------------------------
                        Title:
                              -----------------------

"355 SOUTH GRAND"

MAGUIRE PARTNERS-355 S. GRAND, LLC
a Delaware limited liability company

By:   MP-355 S. GRAND MEZZANINE, LLC
      a Delaware limited liability company
      Its Sole Member

      By:   MAGUIRE PARTNERS-BUNKER HILL, LTD.
            a California limited partnership
            Its Manager

            By:   MAGUIRE PARTNERS BGHS, LLC
                  a California limited liability company
                  Its General Partner

                  By:   MAGUIRE PARTNERS SCS, INC.
                        a California corporation
                        Its Manager


                        By:
                           ---------------------------
                        Name:
                             -------------------------
                        Title:
                              ------------------------

"LIBRARY"

LIBRARY SQUARE ASSOCIATES, LLC
a Delaware limited liability company

By:   LIBRARY SQUARE, LTD.
      a California limited partnership
      Its Manager

      By:   MAGUIRE PARTNERS-HOPE PLACE, LTD.
            a California limited partnership
            Its General Partner

            By:   MAGUIRE PARTNERS BGHS, LLC
                  a California limited liability company
                  Its General Partner

                  By:   MAGUIRE PARTNERS SCS, INC.
                        a California corporation
                        Its Manager


                        By:
                           ---------------------------
                        Name:
                             -------------------------
                        Title:
                              ------------------------

"555 WEST FIFTH"

MAGUIRE THOMAS PARTNERS-555 WEST FIFTH, LLC a California limited liability company

By:   MP-555 WEST FIFTH MANAGER, LLC
      a Delaware limited liability company
      Its Manager


      By:
         ---------------------------
      Name:
           -------------------------
      Title:
            ------------------------------



"611 N. BRAND"

MAGUIRE PARTNERS-611 N. BRAND, LLC
a Delaware limited liability company

By:   MAGUIRE THOMAS PARTNERS-GLENDALE CENTER, LLC
      a California limited liability company

      By:   MAGUIRE PARTNERS-GLENDALE, LLC
            a California limited liability company

            By:   MAGUIRE PARTNERS-III, INC.
                  a California corporation


                  By:
                     ---------------------------
                  Name:
                       -------------------------
                  Title:
                        ------------------------


      By:   BANKAMERICA REALTY SERVICES, INC.
            a Delaware corporation



            By:
               -------------------------
            Name:
                 -----------------------
            Title:
                  ----------------------

"MP 808"

MAGUIRE PARTNERS-808 SOUTH OLIVE, LLC
a California limited liability company

By:   MP-808 SOUTH OLIVE MANAGER, LLC
      a Delaware limited liability company



      By:
          --------------------------------
      Name:
            ------------------------------
      Title:
              ----------------------------



"SOLANA"

MAGUIRE PARTNERS-SOLANA LIMITED PARTNERSHIP a Texas limited partnership

By:   MAGUIRE PARTNERS-SOLANA GP LIMITED LIABILITY COMPANY
      a Delaware limited liability company
      Its General Partner

      By:   MAGUIRE PARTNERS-SOLANA BUSINESS TRUST
            a Delaware business trust
            Its sole member and manager



            By:
               ---------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------

"SOLANA LAND"

MAGUIRE PARTNERS-SOLANA LAND L.P.
a Texas limited partnership

By:   MAGUIRE PARTNERS-SOLANA LAND GP, LLC
      a Delaware limited liability company
      Its General Partner

      By:   MAGUIRE PARTNERS-SOLANA LAND BUSINESS TRUST
            a Delaware business trust
            Its sole member and manager



            By:
               ---------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------



"CERRITOS"

MAGUIRE/CERRITOS I, LLC
a Delaware limited liability company

By:   MAGUIRE PROPERTIES, L.P.
      a Maryland limited partnership
      Its Managing Member

      By:   MAGUIRE PROPERTIES, INC.
            a Maryland corporation
            Its general partner


            By:
               ---------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------

"OCEAN"

MAGUIRE PARTNERS-1733 OCEAN, LLC
a California limited liability company

By:   MP-1733 OCEAN MANAGER I, INC.
      a California corporation
      Its Manager



      By:
         ---------------------------
      Name:
           -------------------------
      Title:
            ------------------------


"385 COLORADO"

MAGUIRE PARTNERS-385 COLORADO, LLC
a Delaware limited liability company

By:   MP-385 COLORADO EQUITY, LLC
      a Delaware limited liability company
      Its Sole Member

      By:   MAGUIRE PARTNERS-PLAZA LAS FUENTES-PHASE II, L.P.
            a California limited partnership
            Its Managing Member

            By:   MAGUIRE PARTNERS-PASADENA, LTD.
                  a California limited partnership
                  Its General Partner

                  By:   MAGUIRE PARTNERS PC, LLC
                        a California limited liability company
                        Its Managing General Partner

                        By:   MAGUIRE PARTNERS SCS, INC.
                              a California corporation
                              Its Manager


                              By:
                                   -------------------------------
                              Name:
                                     -----------------------------
                              Title:
                                      ----------------------------

"WATER'S EDGE"

PLAYA VISTA-WATER'S EDGE, LLC
a Delaware limited liability company

By:   MAGUIRE PARTNERS-PV INVESTOR PARTNERSHIP, L.P.
      a California limited partnership
      Its Co-Manager

      By:   MAGUIRE PARTNERS-PV IPGP, LLC
            a California limited liability company
            Its General Partner

            By:   MAGUIRE PARTNERS SCS, INC.
                  a California corporation
                  Its Managing Member



                  By:
                     ---------------------------
                  Name:
                       -------------------------
                  Title:
                        ------------------------



"740 S. OLIVE"

MAGUIRE PARTNERS-740 SOUTH OLIVE
a California limited partnership


By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

"17TH & GRAND"

MAGUIRE THOMAS PARTNERS-17TH & GRAND, LTD.
a California limited partnership

By:   MAGUIRE PARTNERS 17G, LLC
      a California limited liability company
      General Partner

      By:   MAGUIRE PARTNERS SCS, INC.
            a California corporation
            Manager


            By:
               ---------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------


"SERVICES COMPANY"

MAGUIRE PROPERTIES SERVICES, INC.
a Maryland corporation

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

      The undersigned hereby agrees to perform and comply with its obligations and duties under the foregoing Property Insurance Sharing Agreement.

"MANAGER"

MAGUIRE PROPERTIES SERVICES, INC.
a Maryland corporation

By:
    --------------------------
Name :
      ------------------------
Title:
       -----------------------

                                   SCHEDULE 1

                             DESCRIPTION OF PROJECTS


                                PLAZA LAS FUENTES

135 and 191 N. Los Robles, Pasadena, California, including an 8-story office building and 12-story hotel, subterranean parking and associated plazas and courtyards.


                           GLENDALE CENTER - PHASE II

The development lot at 601 North Brand Boulevard, Glendale, California.


                                CORPORATE OFFICE


Offices at the Gas Company Tower and Solana Projects.


                  WELLS FARGO TOWER -- WELLS FARGO CENTER NORTH

333 South Grand Avenue, Los Angeles, California, including a 54-story office tower, subterranean parking and associated plazas and courtyards.


                     KPMG TOWER -- WELLS FARGO CENTER SOUTH


355 South Grand Avenue, Los Angeles, California, including a 44-story office tower, subterranean parking and associated plazas and courtyards. 235 South Hill Street, Los Angeles, California, including a 5-story parking garage.


                                  LIBRARY TOWER


633 West Fifth Street, Los Angeles, California, including a 74-story office tower, subterranean parking, the "Bunker Hill Steps", associated plazas and courtyards, Westlawn parking garage across the street, "Maguire Gardens" public space and associated improvements thereon, including a restaurant building.


                                GAS COMPANY TOWER


555 West Fifth Street, Los Angeles, California, including a 54-story office tower, subterranean parking and associated plazas and courtyards.


                                 GLENDALE CENTER


611 North Brand Boulevard, Glendale, California, including 1-and 14-story office buildings, 5-story parking garage and associated plazas and courtyards.

                                  808 S. OLIVE


808 South Olive Street, Los Angeles, California, including a 12-story parking structure and associated driveways, ramps, plazas and courtyards.

                                     SOLANA


Campus office project in Westlake and Southlake, Texas, including office buildings and associated plazas, parks, parking areas, courtyards and supporting structures.

                                   SOLANA LAND

The 322 acre development land adjacent to the Solana Project in Westlake, Texas.

                                    CERRITOS

12900 Park Plaza Drive and 12911 183rd Street, Cerritos, California, including 7-story and 4-story office buildings, a 5-story parking garage, surface parking lot and associated plazas and courtyards.

                                1733 OCEAN AVENUE


1733 and 1746 Ocean Avenue, Santa Monica, California, including a lot under construction and a vacant motel.

                          PLAZA LAS FUENTES - PHASE II

The development parcel at 385 Colorado Boulevard, Pasadena, California

                            PLAYA VISTA-WATER'S EDGE

The 6.53 acre parcel in the area known as Playa Vista in Los Angeles, California

                                740/737 S. OLIVE

737 South Hill and 740 South Olive Streets, Los Angeles, California, including an 12-story residential building and parking lot.

                                  GRAND GARAGE

Parking facility at 17th Street and Grand Avenue, Los Angeles, California.

                                   SCHEDULE 2

               Premium Allocation (Excluding Liability Insurance)

                        Initial Common Benefit Insurance

                                   SCHEDULE 3

               Coverage Allocation (Excluding Liability Insurance)

                        Initial Common Benefit Insurance

                                   SCHEDULE 4

               Liability Insurance Premium and Coverage Allocation

                        Initial Common Benefit Insurance